		MONTHLY SERVICING STATEMENT
		(Delivered pursuant to subsection 5.03 (a)
		of the Indenture Supplement

		HSBC FINANCE CORPORATION, successor by merger to Household
		Finance Corporation ("HSBC Finance")
		HSBC Funding Inc. V

		HOUSEHOLD PRIVATE LABEL CREDIT CARD MASTER NOTE TRUST I
		Class A, Class B and Class C Notes, Series 2002-3

		This Certificate relates to the Distribution Date occurring on July 15, 2005

1.		Pool One Information.

(a)		The aggregate amount of Collections processed for the Due Period preceding such Distribution Date was equal to	$615,436,838.71

(b)		The aggregate amount of such Collections with respect to Principal Receivables for the Due Period preceding	$514,227,104.21
		such Distribution Date was equal to

	(i)	The total payment rate, [ ( (b) + (c)(ii) + (c)(iii) ) / (h) ], is	12.07%

(c)		The aggregate amount of such Collections with respect to Finance Charge and Administrative Receivables for
		the Due Period preceding such Distribution Date was equal to	$101,209,734.50

	(i)	The gross cash yield, [ ((ii)+(iii)+(iv)+(v)) * 12 / (h) ], is	23.16%

	(ii)	The amount of such aggregate with respect to Finance Charge was equal to	$77,286,830.27

	(iii)	The amount of such aggregate with respect to fees was equal to .	$18,793,530.24

	(iv)	The amount of such aggregate with respect to Interchange was equal to	N/A

	(v)	The amount of such aggregate with respect to other recoveries was equal to	$1,487,518.46

	(vi)	The amount of such aggregate with respect to principal recoveries was equal to	$3,641,855.53

(d)		The Gross Defaulted Amount for the preceding Due Period is .	$28,362,913.68
	(i)	The annualized default rate, (d) *12 / (h), is	6.73%

	(ii)	The annualized net default rate, [(d)-(c)(vi)] *12 / (h), is	5.87%

(e)		The Portfolio Yield for such Distribution Date [c(i) - d(ii)] .	17.29%

(f)		The total amount of Principal Receivables in Pool One at the beginning of the preceding Due Period or, if
		there were Additions or Removals during the Due
		Period, the average balance for such Due Period is equal to	$5,054,762,202.89

(g)		The total amount of Principal Receivables in Pool One as of the last day of the preceding Due Period is	$4,810,306,357.83

(h)		The total amount of Principal Receivables in Pool One at the beginning of the preceding Due Period	$5,054,762,202.89

(i)		The total amount of Finance Charge and Administrative Receivables in Pool One as of the last day of the
		preceding Due Period is	$232,453,220.16

(j)		The aggregate outstanding gross balance of the Accounts which were 30-59 days delinquent as of the
		close of business on the last day of the calendar
		month preceding such Distribution Date was equal to	$74,958,752.42

(k)		The aggregate outstanding gross balance of the Accounts which were 60-89 days delinquent as of the
		close of business on the last day of the calendar
		month preceding such Distribution Date was equal to	$45,394,260.46

(l)		The aggregate outstanding gross balance of the Accounts which were 90+ days delinquent as of the
		close of business on the last day of the calendar
		month preceding such Distribution Date was equal to	$102,734,638.75

(m)		Transferor Amount	$2,876,246,357.83

(n)		Transferor Interest Percentage (Transferor Amount/aggregate Series Adjusted Invested Amount)	148.72%

2.		Series 2002-3 Information

(a)		The average rate (the weighted average Class A Note Interest Rate, Class B Note Interest Rate and Class C
		Note Interest Rate reduced to take into account
		the non-interest bearing over-collateralization invested amount) is equal to	3.6305%

(b)		Total investor Collections is equal to	$105,012,158.34

(c)		Investor percentage of Principal Collections is equal to	$90,684,223.03

(d)		The Floating Investor Percentage for the Due Period preceding such Distribution Date was equal to	14.16%

(e)		Investor Finance Charge and Administrative Collections is equal to	$14,327,935.31

(f)		Investor Defaulted Amount is equal to	$4,015,246.11

(g)		The Monthly Servicing Fee is equal to	$1,192,643.94

(h)		The Monthly Administration Fee is equal to	$11.80

(i)		The Series Portfolio Yield for the Due Period preceding such Distribution Date was equal to	15.3545%

3.		Determination of Monthly Interest

(a)		The number of days in the Interest Period is equal to	30

(b)		Class A Note Principal Balance - Beginning of the Due Period	$673,000,000.00

(c)		The Class A Note Interest Rate for the Interest Period with respect to such Distribution Date is equal to	3.4900%

(d)		Class A Monthly Interest is equal to	$1,957,308.33

(e)		Class B Note Principal Balance - Beginning of the Due Period	$98,060,000.00

(f)		The Class B Note Interest Rate for the Interest Period with respect to such Distribution Date is equal to	4.4700%

(g)		Class B Monthly Interest is equal to	$365,273.50

(h)		Class C Note Principal Balance - Beginning of the Due Period	$69,090,000.00

(i)		The Class C Note Interest Rate for the Interest Period with respect to such Distribution Date is equal to	5.9700%

(j)		Class C Monthly Interest is equal to	343,722.75

4.		Application of Available Funds

	(a)	Available Investor Finance Charge and Administrative Collections	$15,291,832.61

	(i)	The amount of Class A Monthly Interest for such Distribution Date is equal to	$1,957,308.33

		The amount of any Class A Monthly Interest previously due but not distributed on a prior Distribution Date
		is equal to	$0.00

		The amount of Class A Additional Interest for such Distribution Date is equal to	$0.00

		The amount of any Class A Additional Interest previously due but not distributed on a prior
		Distribution Date is equal to	$0.00

	(ii)	The amount of Class B Monthly Interest for such Distribution Date is equal to	$365,273.50

		The amount of any Class B Monthly Interest previously due but not distributed on a prior Distribution Date
		Is equal to	$0.00

		The amount of Class B Additional Interest for such Distribution Date is equal to	$0.00

		The amount of any Class B Additional Interest previously due but not distributed on a prior
		Distribution Date is equal to	$0.00

	(iii)	The amount of Class C Monthly Interest for such Distribution Date is equal to	$343,722.75

		The amount of any Class C Monthly Interest previously due but not distributed on a prior Distribution
		Date is equal to	$0.00

		The amount of Class C Additional Interest for such Distribution Date is equal to	$0.00

		The amount of any Class C Additional Interest previously due but not distributed on a prior
		Distribution Date is equal to	$0.00

	(iv)
	(A)	If HSBC Finance or an Affiliate of HSBC Finance is no longer the Servicer, the Monthly Servicing Fee	$0.00

	(B)	If HSBC Finance or an Affiliate of HSBC Finance is no longer the Administrator, the Monthly Administration
		Fee is equal to	$0.00

	(v)	The Investor Defaulted Amount for such Distribution Date is equal to	$4,015,246.11

	(vi)	The amount of Investor Charge-offs reimbursed on such Distribution Date is equal to	$0.00

		The amount of Subordinated Principal Collections reimbursed on such Distribution date is equal to	$0.00

	(vii)	The amount applied to accelerate Principal pursuant to Section 5.03 is equal to	$0.00

	(viii)	If HSBC Finance or an Affiliate of HSBC Finance is the Servicer, the Monthly Servicing Fee for such
		Distribution Date and due but not paid for a prior Distribution Date	$1,192,643.94

	(ix)	If HSBC Finance or an Affiliate of HSBC Finance is the Administrator, the Monthly Administration Fee
		for such Distribution Date and due but not paid for a prior Distribution Date.	$11.80

	(x)	The Excess of the Required Reserve Account Amount over the Available Reserve Account Amount, to be deposited
		into the Reserve Account is equal to .	$253,435.10

	(xi)	the balance, if any, to be distributed to the Transferor	$7,164,191.08

5.		Other Information

	(a)	The Investor Percentage for Principal Collections is equal to	17.64%

	(b)	The Series 2002-3 Principal Shortfall is equal to	$75,309,967.43

	(c)	The Pool One Shared Principal Collections are equal to	$75,309,967.43

	(d)	The total amount to be distributed to Class A Noteholders on such Distribution Date is payment of
		principal is equal to	$0.00

	(e)	The total amount to be distributed to Class B Noteholders on such Distribution Date in payment of
		principal is equal to	$0.00

	(f)	The total amount to be distributed to Class C Noteholders on such Distribution Date in payment of
		principal is equal to	$0.00

	(g)	The total amount to be distributed to the O/C Holder on such Distribution Date in payment of Excess O/C
		Amount is equal to	$4,296,433.47

	(h)	The Monthly Subordination Amount with respect to such
		Distribution Date is equal to	$0.00

	(i)	The amount applied at 4.04(a)(vi) to reimburse previous Monthly Subordination Amounts	$0.00

	(j)	The amount of Investor Charge-Offs for such Distribution Date is equal to	$0.00

	(k)	The total amount of reimbursements of Investor Charge-Offs for such Distribution Date is equal to	$0.00

	(l)	The Invested Amount at the close of business on such
		Distribution Date (after giving effect to all payments and adjustments on such Distribution Date) will be
		equal to	$866,892,300.00

	(m)	The Principal Funding Account Balance at the close of business on such Distribution Date	$497,139,009.30

	(n)	The Class A Note Principal Balance at the close of business on such Distribution Date (after giving
		effect to all payments and adjustments on such
		Distribution Date) will be equal to	$673,000,000.00

	(o)	The Class B Note Principal Balance at the close of business on such Distribution Date (after giving
		effect to all payments and adjustments on such
		Distribution Date) will be equal to	$98,060,000.00

	(p)	The Class C Note Principal Balance at the close of business on such Distribution Date (after giving
		effect to all payments and adjustments on such
		Distribution Date) will be equal to	$69,090,000.00

	(q)	The Required O/C Amount at the close of business on such Distribution Date (after giving effect to all
		payments and adjustments on such Distribution Date) will be equal to	$26,742,300.00

	(r)	The O/C Amount at the close of business on such Distribution Date ( after giving effect to all
		payments and adjustments on such Distribution Date) will be equal to	$26,742,300.00

	(s)	Total amount to be on deposit in the Collection Account (after giving effect to allocations
		required to be made pursuant to the terms of all other Series now outstanding and to the payment of the
		Servicer's fee, administration fee and funding of
		investor default amounts) prior to making distributions on such Distribution Dates is equal to	$179,839,932.23

	(t)	The total amount to be distributed from the Collection Account to the Transferor on such Distribution Date
		(after taking into consideration the amounts which
		have been netted with respect to all Series against deposits to the Collection Account) after making
		distributions is equal to	$7,164,191.08

6.		Controlled Accumulation

		As of the close of business on the last business day of July 2004, the Servicer has elected to modify
		the following:

	(a)	The Controlled Accumulation Period Length in Due Periods	7

	(b)	The commencement date of the Controlled Accumulation Period at the close of business	March 31, 2005

	(c)	The Controlled Accumulation Amount with respect to each Due Period	165,713,003

		HSBC FINANCE CORPORATION, successor by merger to Household
		Finance Corporation ("HSBC Finance")
		HSBC FUNDING INC. V

		HOUSEHOLD PRIVATE LABEL CREDIT CARD MASTER NOTE TRUST I
		Class A, Class B and Class C Notes, Series 2002-3

		The undersigned, a duly authorized representative of HSBC Finance Corporation, successor by merger
		to Household Finance Corporation ("HSBC Finance"), as Servicer (the "Servicer"), pursuant to the
		Transfer and Servicing Agreement, dated as of June 12, 2001 (the "Transfer and Servicing Agreement"),
		by and among HSBC Funding Inc. V, as Transferor, the Servicer, and Wilmington Trust Company, as
		Owner Trustee, does hereby certify with respect to the information set forth below as follows:

		Capitalized terms used in this Certificate shall have the respective meanings set forth in the Transfer
		and Servicing Agreement.

		HSBC Finance is, as of the date hereof, the Servicer
		under the Transfer and Servicing Agreement.

		The undersigned is a Servicing Officer.

		This Certificate relates to the Distribution Date occurring on July 15, 2005

		As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed
		to have occurred on or prior to such Distribution
		Date.

		As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all
		material respects all its obligations under the
		Transfer and Servicing Agreement through the Due Period preceding such Distribution Date or, if there
		has been a default in the performance of any such
		obligation, set forth in detail the (i) nature of such
		Default, (ii) the action taken by the Transferor and Servicer, if any, to remedy such default and (iii)
		the current status of each such default; if applicable, insert "None".
		None

		As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the
		Receivables other than pursuant to the Indenture
		(or, if there is a Lien, such Lien consists of:
		____________________________________________).

		The amounts specified to be deposited into and withdrawn from the Collection Account, as well as
		the amounts specified to be paid to the Transferor,
		the Servicer and the Noteholders are all in accordance
		with the requirements of the Transfer and Servicing Agreement, Master Indenture and Indenture Supplement.

		IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 7th day of July,
		2005.

		HSBC FINANCE CORPORATION
		as Servicer,

		By: /s/ J. A. Bevacqua_______________________________
		Servicing Officer